SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                               FORM 8-K

                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported) July 25, 2005


                  THE AMERICAN EDUCATION CORPORATION
         ------------------------------------------------------
         (Exact name of registrant as specified in its charter)


          Nevada                   0-11078                73-1621446
----------------------------    ------------          -------------------
(State or other jurisdiction    (Commission             (IRS Employer
of incorporation)               File Number)          Identification No.)



                  7506 N. Broadway Extension, Suite 505
                       Oklahoma City, Oklahoma       73116
       ------------------------------------------------------
       (Address of principal executive offices)    (Zip Code)

                           (405) 840-6031
          ----------------------------------------------------
          (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange
Act (17 CFR 240.14a-12(b))

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))



Information to be Included in the Report

Item 2.05  Costs Associated With Exit or Disposal Activities.
    (a) On July 22, 2005 the Board of Directors of The American Education Corporation determined that the Company will write off the remaining goodwill in its New Jersey based Dolphin, Inc. subsidiary and classify all other subsidiary related investments as impaired. The plan is that the Dolphin corporate structure will be eliminated and that certain employees will be converted to full-time AEC employees to provide additional development resources for AEC. The Board of Directors determined that changes in technology, as well as significant competition from offshore development houses, have eroded the profitability of contract development services performed by Dolphin. It is anticipated that these actions will be completed by the end of 2005.
    (b) The Company believes that charges that may be incurred resulting from costs associated with this action, including termination benefits or contract termination costs, will not exceed $50,000.
    (c)  See (b) above.
    (d)  See (b) above.

Item 2.06  Material Impairments
    (a)  Reference is made to Item 2.05(a) above.
    (b) The Company estimates that a one-time charge of $1,215,000 will be incurred.
    (c) The Company anticipates that the only future cash expenditures resulting from the impairment charge will be those expenditures associated with exit or disposal activities disclosed in Item 205(b).

Item 8.01  Other Events

     On July 25, 2005, The American Education Corporation issued the press release attached hereto as exhibit 99.1 titled "THE AMERICAN EDUCATION CORPORATION ELECTS TO IMPAIR REMAINING GOODWILL IN ITS DOLPHIN, INC. DEVELOPMENT SUBSIDIARY."

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.    Description
-----------    ---------------------------------------------------------
   99.1        Company press release titled "THE AMERICAN EDUCATION
               CORPORATION ELECTS TO IMPAIR REMAINING GOODWILL IN ITS
               DOLPHIN, INC. DEVELOPMENT SUBSIDIARY," dated July 25, 2005.


                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE AMERICAN EDUCATION CORPORATION


                                    /s/ Jeffrey E. Butler
                                    -------------------------------------
                                    Jeffrey E. Butler, Chief Executive
                                    Officer

July 25, 2005


Exhibit 99.1

Press Release dated July 25, 2005



                             PRESS RELEASE




For further information contact:

Jeffrey E. Butler              or                          Geralyn DeBusk
The American Education Corporation         Halliburton Investor Relations
800-34APLUS or 800-222-2811                                  972-458-8000
E-mail: jeb@amered.com
URL: www.amered.com

For Immediate Release


  THE AMERICAN EDUCATION CORPORATION ELECTS TO IMPAIR REMAINING GOODWILL
              IN ITS DOLPHIN, INC. DEVELOPMENT SUBSIDIARY

Oklahoma City, July 25, 2005: The American Education Corporation (OTC/BB:
AEDU) today announced that it will write off the remaining goodwill in its New Jersey-based subsidiary, Dolphin Inc., in the second quarter ended June 30, 2005 and classify all other subsidiary-related investments as impaired. One-time charges to be reflected in the June 30, 2005 consolidated financial statements should total approximately $1,215,000.

Commenting on this development, Jeffrey E. Butler, Chief Executive Officer of the Company, stated, "AEC management has indicated in prior shareholder communications that the operations of this subsidiary were of concern and under close scrutiny with respect to alternatives. This classification of the Company's investment in this business unit as impaired is necessary to begin the process of minimizing the losses of this subsidiary, which have negatively impacted AEC's domestic performance and financial results. It should be noted that in addition to the substantial impairment charges that will be recognized in the quarter ended June 30, 2005, Dolphin also sustained pre-tax operating losses of approximately $250,000 for the six-month period ended June 30, 2005, impacting profitable consolidated business operations the first half of the year. The combination of pre-tax impairment charges and operating losses approximates $1,465,000 for the six-month period.

"Our plan is that the Dolphin corporate structure will be eliminated and that certain employees will be converted to full-time AEC employees to provide additional development resources for AEC in support of strategically important AEC product development efforts. These personnel resources are necessary to assist the Company in the continued improvement of its products and competitive position," continued Mr. Butler.

"This is a necessary move, but a difficult one as Dolphin has had an impeccable 13-year record of providing quality development support to most of the leading national and international publishers of educational content. The Dolphin team of software engineers, graphic arts and project management professionals are among the best and most experienced in the educational industry. However, changes in technology, as well as significant competition from offshore development houses, have eroded the profitability of contract development services. This step follows a similar and previously announced action taken in the fourth quarter of 2004 with the Company's UK subsidiary, Learning Pathways, Ltd. The write down of these corporate assets and curtailment of all subsidiary operations is necessary to stop losses that have adversely impacted the Company for more than two years.


The American Education Corporation
Impairs Remaining Goodwill of its Dolphin Subsidiary
July 25, 2005
Page 2

These actions, combined with the effort announced on June 21, 2005 to privatize the business and withdraw from its status as a public company, is part of a concerted effort to reduce the costs of doing business and to ensure the quality of future financial results for the Company's shareholders. The Company is being repositioned to focus on its core K-12 and postsecondary businesses as rapidly as we can accomplish this necessary and important task," concluded Mr. Butler.

The Company's Java-based technology, the A+nyWhere Learning System Versions 3.0 and 4.0 of educational software products, provides for an integrated offering of grade levels 1-12 software for Reading, Mathematics, Language Arts, Science, Writing, History, Government, Economics and Geography. In addition, the Company provides assessment testing and instructional content for the General Educational Development
(GED) test. All company products are designed to provide for LAN, WAN and Internet delivery options and support Windows, UNIX and Macintosh platforms. The Company has developed a computer adaptive, companion academic skill assessment testing tool to provide educators with the resources to more effectively use the Company's curriculum content aligned to important state and national academic standards. Spanish-language versions are available for Mathematics and Language Arts for grade levels 1-8. The Company's curriculum content is aligned to the other third party digital resources such as the GoKnow's, Internet accessible science curriculum and reference materials, which may be accessed directly from A+LS lessons. The A+LS comprehensive family of educational software is now in use in over 11,000 schools, centers of adult literacy, colleges and universities, and correctional institutions in the U.S., UK and other international locations. A+dvancer, the Company's diagnostic, prescriptive test and online, postsecondary developmental curriculum offering, is aligned to ACCUPLACER On-Line, the leading college admissions test for students requiring developmental support to enroll in full credit secondary coursework in mathematics, reading, algebra and writing.

Note: Certain matters discussed above concerning the future performance of the Company are forward-looking statements intended to qualify for the safe harbors from liabilities established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified as such by words such as "believes," "anticipates," "plans," "expects" or words of similar import. The future performance of the Company is subject to a number of factors including, but not limited to, general economic conditions, competitive activity and funding available to schools.



                  THE AMERICAN EDUCATION CORPORATION
                        7506 BROADWAY EXTENSION
                        OKLAHOMA CITY, OK 73116
                             1-800-34APLUS
                            www.amered.com



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